Exhibit 10.10

Schedule of Omitted Documents

of CNL Healthcare Properties, Inc.

The following assignment and assumption agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.1 to this Form 8-K:

1.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Medford-Arbor Place OR Owner, LLC

2.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Beaverton OR Owner, LLC.

3.	Assignment and Assumption of Purchase and Sale Agreement dated December 2, 2013, by and between CHP Partners, LP and CHP Boise ID Owner, LLC.

4.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Tillamook-Five Rivers OR Owner, LLC.

5.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Bend-High Desert OR Owner, LLC.

6.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Gresham-Huntington Terrace OR Owner, LLC.

7.	Assignment and Assumption of Purchase and Sale Agreement dated December 2, 2013, by and between CHP Partners, LP and CHP Idaho Falls ID Owner, LLC.

8.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Salem-Orchard Heights OR Owner, LLC.

9.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Tualtin-Riverwood OR Owner, LLC.

10.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Salem-Southern Hills OR Owner, LLC.

11.	Assignment and Assumption of Purchase and Sale Agreement dated December 2, 2013, by and between CHP Partners, LP and CHP Sparks NV Owner, LLC.

The following management agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.2 o this Form 8-K:

1.	Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Boise ID Tenant Corp.

2.	Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Idaho Falls ID Tenant Corp.

3.	Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Sparks NV Tenant Corp.

The following management agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.3 o this Form 8-K:

1.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Beaverton OR Tenant Corp.

2.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Bend-High Desert OR Tenant Corp.

3.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Tillamook-Five Rivers OR Tenant Corp.

4.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Tualatin-Riverwood OR Tenant Corp.

5.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Salem-Southern Hills OR Tenant Corp.

6.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Salem-Orchard Heights OR Tenant Corp.

7.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Gresham-Huntington Terrace OR Tenant Corp.

8.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Medford-Arbor Place OR Tenant Corp.

The following promissory notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.4 to this Form 8-K:

1.	Promissory Note dated December 2, 2013, made by CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $8,625,282.00.

2.	Promissory Note dated December 2, 2013, made by CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $9,686,032.00.

3.	Promissory Note dated December 2, 2013, made by CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $20,634,027.00.

4.	Promissory Note dated December 2, 2013, made by CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $22,026,026.00.

5.	Promissory Note dated December 2, 2013, made by CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $8,115,731.00.

6.	Promissory Note dated December 2, 2013, made by CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $8,378,715.00.

7.	Promissory Note dated December 2, 2013, made by CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $18,843,689.00.

8.	Promissory Note dated December 2, 2013, made by CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $12,954,716.00.

9.	Promissory Note dated December 2, 2013, made by CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $4,707,856.00.

10.	Promissory Note dated December 2, 2013, made by CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $7,873,017.00.

11.	Promissory Note dated December 2, 2013, made by CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $24,974,323.00.

The following mortgage agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these document are substantially identical in all material respects to Exhibit 10.6 to this Form 8-K:

1.	Deed of Trust, Security Agreement and Fixture filing (Arbor Place – First) dated December 2, 2013, by CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

2.	Deed of Trust, Security Agreement and Fixture filing (Beaverton Hills – First) dated December 2, 2013, by CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

3.	Deed of Trust and Security Agreement (Billings – First) dated December 2, 2013, by CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp., to American Title & Escrow for the benefit of The Prudential Insurance Company of America.

4.	Deed of Trust, Security Agreement and Fixture filing (Boise – First) dated December 2, 2013, by CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

5.	Deed of Trust, Security Agreement and Fixture filing (Five Rivers – First) dated December 2, 2013, by CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

6.	Deed of Trust, Security Agreement and Fixture filing (Idaho Falls – First) dated December 2, 2013, by CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

7.	Deed of Trust, Security Agreement and Fixture filing (Riverwood – First) dated December 2, 2013, by CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

8.	Deed of Trust, Security Agreement and Fixture filing (Southern Hills – First) dated December 2, 2013, by CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

9.	Deed of Trust and Security Agreement (Sparks – First) dated December 2, 2013, by CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

10.	Deed of Trust, Security Agreement and Fixture filing (High Desert – First) dated December 2, 2013, by CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

11.	Deed of Trust, Security Agreement and Fixture filing (Orchard Heights – First) dated December 2, 2013, by CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

The following mortgage agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these document are substantially identical in all material respects to Exhibit 10.7 to this Form 8-K:

1.	Deed of Trust, Security Agreement and Fixture filing (Arbor Place – Second) dated December 2, 2013, by CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

2.	Deed of Trust, Security Agreement and Fixture filing (Beaverton Hills – Second) dated December 2, 2013, by CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

3.	Deed of Trust and Security Agreement (Billings – Second) dated December 2, 2013, by CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp., to American Title & Escrow for the benefit of The Prudential Insurance Company of America.

4.	Deed of Trust, Security Agreement and Fixture filing (Boise – Second) dated December 2, 2013, by CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

5.	Deed of Trust, Security Agreement and Fixture filing (Five Rivers – Second) dated December 2, 2013, by CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

6.	Deed of Trust, Security Agreement and Fixture filing (Idaho Falls – Second) dated December 2, 2013, by CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

7.	Deed of Trust, Security Agreement and Fixture filing (Riverwood – Second) dated December 2, 2013, by CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

8.	Deed of Trust, Security Agreement and Fixture filing (Southern Hills – Second) dated December 2, 2013, by CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

9.	Deed of Trust and Security Agreement (Sparks – Second) dated December 2, 2013, by CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

10.	Deed of Trust, Security Agreement and Fixture filing (High Desert - Second) dated December 2, 2013, by CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

11.	Deed of Trust, Security Agreement and Fixture filing (Orchard Heights - Second) dated December 2, 2013, by CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

The following recourse liabilities guaranties have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these document are substantially identical in all material respects to Exhibit 10.8 to this Form 8-K:

1.	Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp.

2.	Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp.

3.	Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp.

4.	Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp.

5.	Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp.

6.	Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp.

7.	Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp.

8.	Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp.

9.	Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp.

10.	Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp.

11.	Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp.

The following supplemental guaranties have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these document are substantially identical in all material respects to Exhibit 10.9 to this Form 8-K:

1.	Supplemental Guaranty executed December 2, 2013, by CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp. to The Prudential Insurance Company of America.

2.	Supplemental Guaranty executed December 2, 2013, by CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp. to The Prudential Insurance Company of America.

3.	Supplemental Guaranty executed December 2, 2013, by CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp. to The Prudential Insurance Company of America.

4.	Supplemental Guaranty executed December 2, 2013, by CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp. to The Prudential Insurance Company of America.

5.	Supplemental Guaranty executed December 2, 2013, by CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp. to The Prudential Insurance Company of America.

6.	Supplemental Guaranty executed December 2, 2013, by CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp. to The Prudential Insurance Company of America.

7.	Supplemental Guaranty executed December 2, 2013, by CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp. to The Prudential Insurance Company of America.

8.	Supplemental Guaranty executed December 2, 2013, by CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp. to The Prudential Insurance Company of America.

9.	Supplemental Guaranty executed December 2, 2013, by CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp. to The Prudential Insurance Company of America.

10.	Supplemental Guaranty executed December 2, 2013, by CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp. to The Prudential Insurance Company of America.

11.	Supplemental Guaranty executed December 2, 2013, by CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp. to The Prudential Insurance Company of America.